o FVIT P-1


                         SUPPLEMENT DATED APRIL 7, 2003
                              TO THE PROSPECTUS OF
                         FRANKLIN VALUE INVESTORS TRUST
                         (Franklin MicroCap Value Fund)
                               dated March 1, 2003

The prospectus is amended as follows:

The first paragraph on page 17 and the first paragraph under the "Buying Shares" section on page 52 is replaced as follows:

 Except for employer sponsored retirement plans, the Franklin MicroCap Value Fund is closed to new investors. In keeping with current policy, the Fund will continue to be closed to new individual investors, but will allow additional purchases from existing shareholders. The Fund will not allow exchange purchases to open new accounts from other Franklin Templeton mutual funds, except for exchange purchases from participants of employer sponsored retirement plans. The Fund reserves the right to modify this policy at any time.


                Please keep this supplement for future reference